                                                                     EXHIBIT 4.1



Number YES___________             yesmail.com(TM)             ___________ Shares

INCORPORATED UNDER THE LAWS OF                                 SEE REVERSE FOR
  THE STATE OF DELAWARE                                      CERTAIN DEFINITIONS
                                                              CUSIP 98583Q 10 1

     THIS CERTIFIES THAT ___________________________ is the owner of ___________________________________ fully paid and non-assessable shares of
Common Stock, $0.0001 par value, of YESMAIL.COM, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:

/s/ DAVID B. MENZEL                              /s/ DAVID M. TOLMIE
-------------------------------                  -------------------------------
Chief Financial Officer                          Chief Executive Officer

                                yesmail.com, inc.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common                 UNIF GIFT MIN ACT--     _____________Custodian ____________
TEN ENT  --  as tenants by the entireties                                     (Cust)               (Minor)
JT TEN   --  as joint tenants with rights                                 under Uniform Gifts to Minors
             of survivorship and not as                                   Act _______________________________
             tenants in common                                                             (State)
                                                  UNIF TRF MIN ACT --     _________Custodian (until age _______)
                                                                           (Cust)
                                                                          ______________ under Uniform Transfers
                                                                             (Minor)
                                                                          to Minors Act ______________________
                                                                                              (State)


     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------

                                       X
                                         ---------------------------------------
                                       X
                                         ---------------------------------------

                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
   ------------------------------
THE SIGNATURES MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad15.